FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Steel Dynamics

2.      Date of Purchase: 11/21/97

3.  Date offering commenced:  11/21/96

4.      Underwriters from whom purchased:  Morgan Stanley

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $160,000

7.      Aggregate principal amount of offering:  $157,500,000

8.      Purchase price (net of fees and expenses):  $16

9.      Initial public offering price:  $16

10.     Commission, spread or profit:   %       $0.56

11.     Have the following conditions been satisfied?        YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X

     Approved:  Donald R. Jones                   Date:   11/25/96

     FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Triangle Pharm.

2.      Date of Purchase: 11/01/96

3.  Date offering commenced:  11/01/96

4.      Underwriters from whom purchased:  Dollon Reed

5.      "Affiliated Underwriter" managing or participating in syndicate:
	 PaineWebber

6.      Aggregate principal amount of purchase:  $1,000,000

7.      Aggregate principal amount of offering:  $40,000,000

8.      Purchase price (net of fees and expenses):  $10

9.      Initial public offering price:  $10

10.     Commission, spread or profit:   %       $0.42

11.     Have the following conditions been satisfied?        YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X


Approved:  Donald R. Jones                   Date:   11/17/96

FORM 10f-3      FUND:  PW Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Nuskin Asia Pacific

2. Date of Purchase: 11/21/97

3. Date offering commenced:  11/21/96

4. Underwriters from whom purchased:  Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate:
    PaineWebber

6. Aggregate principal amount of purchase:  $46,000

7. Aggregate principal amount of offering:  $209,300,000

8. Purchase price (net of fees and expenses):  $23

9.      Initial public offering price:  $23

10.     Commission, spread or profit:   %       $0.82

11.     Have the following conditions been satisfied?        YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X


Approved:  Donald R. Jones                   Date:   11/25/96

FORM 10f-3      FUND:  Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  RCS Energy

2. Date of Purchase: 1/29/97

3. Date offering commenced:  1/29/97

4. Underwriters from whom purchased:  Salomon Bros.

5. "Affiliated Underwriter" managing or participating in syndicate:
    PaineWebber

6.  Aggregate principal amount of purchase:  $780,000

7.  Aggregate principal amount of offering:  $273,000,000

8.  Purchase price (net of fees and expenses):  $39

9.  Initial public offering price:  $39

10.     Commission, spread or profit:   %       $1.09

11.     Have the following conditions been satisfied?        YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X

Approved:  Donald R. Jones                   Date:   1/30/97

FORM 10f-3      FUND:  Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Soncasters PLL

2. Date of Purchase: 1/29/97

3. Date offering commenced:  1/29/97

4. Underwriters from whom purchased:  First Boston

5. "Affiliated Underwriter" managing or participating in syndicate:
    PaineWebber

6.  Aggregate principal amount of purchase:  $330,000

7.      Aggregate principal amount of offering:  $132,000,000

8.      Purchase price (net of fees and expenses):  $16 1/2

9.      Initial public offering price:  $16 1/2

10.     Commission, spread or profit:   %       $0.69

11.     Have the following conditions been satisfied?        YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X

Approved:  Donald R. Jones                   Date:   1/30/97

FORM 10f-3     FUND:  Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.  Issuer:  Yurie Systems

2.  Date of Purchase: 02/05/97

3.  Date offering commenced:  02/05/97

4.  Underwriters from whom purchased:  Alex Brown

5.  "Affiliated Underwriter" managing or participating in syndicate:
     PaineWebber

6.   Aggregate principal amount of purchase:  $21,600

7.   Aggregate principal amount of offering:  $48,000,000

8.   Purchase price (net of fees and expenses):  $12

9.   Initial public offering price:  $12

10.  Commission, spread or profit:   %       $0.47

11.     Have the following conditions been satisfied?        YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X

Approved:  Donald R. Jones                   Date:   2/05/97

FORM 10f-3      FUND:  Small Cap Value

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Samsonite Corp.

2. Date of Purchase: 2/06/97

3. Date offering commenced:  2/06/97

4. Underwriters from whom purchased:  Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate:
    PaineWebber

6.  Aggregate principal amount of purchase:  $75,600

7.  Aggregate principal amount of offering:  $328,572,552

8.  Purchase price (net of fees and expenses):  $42

9.  Initial public offering price:  $42

10. Commission, spread or profit:   %       $1.26

11.     Have the following conditions been satisfied?        YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X

Approved:  Donald R. Jones                   Date:   2/06/97

FORM 10f-3      FUND:  PW Small Cap Value Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.  Issuer:  Special Metals

2.  Date of Purchase: 2/26/97

3.  Date offering commenced:  2/26/97

4.  Underwriters from whom purchased:  Morgan Stanley

5.  "Affiliated Underwriter" managing or participating in syndicate:
     PaineWebber

6.   Aggregate principal amount of purchase:  $156,750

7.   Aggregate principal amount of offering:  $61,050,000

8.   Purchase price (net of fees and expenses):  $16.5

9.   Initial public offering price:  $16.5

10.  Commission, spread or profit:   %       $0.70

11.  Have the following conditions been satisfied?           YES       NO

	a.  The securities are part of an issue
	    registered under the Securities Act
	    of 1933 which is being offered to the
	    public or are "municipal securities" as
	    defined in Section 3(a)(29) of the Securities
	    Exchange Act of 1934.                              X

	 b. The securities were purchased prior to the end
	    of the end first full business day of the offering at not more than the initial offering price (or,
	    if a  rights  offering, the securities were
	    purchased on or before the fourth day preceding the
	    day on which the offering terminated.              X

	 c. The underwriting was a firm commitment
	    underwriting.                                      X

	 d. The commission, spread or profit was reasonable
	    and fair in relation to that being received by others for underwriting similar securities during
	    the same period.                                   X

	 e. (1)If securities are registered under the
	    Securities Act of 1933, the issuer of the
	    securities and its predecessor have been in
	    continuous operation for not less than three
	    years.                                             X

	    (2)If securities are municipal securities, the
	    issue of securities has received an investment
	    grade rating from  a nationally recognized
	    statistical rating organization or, if the
	    issuer or entity supplying the revenues from
	    which the issue is to be paid shall have been
	    in continuous operation for less than three
	    years (including any predecessor), the issue has
	    received one of the three highest ratings from at
	    least one such rating organization.                N/A

	 f. The amount of such securities purchased by all of
	    the investment companies advised by Mitchell
	    Hutchins did not exceed 4% of the principal amount
	    of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
	    the offering.                                       X

	 g. The purchase price was less than 3% of the Fund's
	    total assets.                                       X

	 h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to
	    the account of any Affiliated Underwriter.          X


Approved:  Donald R. Jones                   Date:   2/26/97